UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2026

Myers Industries, Inc.

(Exact name of Registrant as Specified in Its Charter)

Ohio	001-8524	34-0778636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1293 South Main Street
Akron, Ohio		44301
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (330) 253-5592

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	MYE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 31, 2026, Myers Industries, Inc. (the “Company”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) among the Company, as seller, Myers Tire Supply, LLC, a Delaware limited liability company (“MTS”), and TAPS Holdings, LLC, a Delaware limited liability company, as buyer (“Buyer”), pursuant to which Buyer purchased all of the issued and outstanding membership interests of MTS (the “Sale”) from the Company. As a result of the Sale, the Company will have divested MTS and its subsidiaries Myers Tire Supply Distribution, LLC, a Delaware limited liability company, DSS Direct, LLC, a Delaware limited liability company, and MyersTireSupply.com, LLC, a Delaware limited liability company (collectively with MTS, the “Group Companies”). The Group Companies have historically operated the Company’s North American tire supply distribution division, which includes the distribution of certain tools, supplies and automotive shop equipment for the tire, wheel and under-vehicle service industries (the “Business”). The Purchase Agreement has been duly and validly authorized by all requisite corporate and similar actions by all parties.

Pursuant to the terms and subject to the conditions of the Purchase Agreement, the Company sold MTS for aggregate consideration of $30,000,000, subject to certain customary post-closing adjustments for cash, indebtedness, net working capital, and transaction expenses, as further specified in the Purchase Agreement.

The Purchase Agreement contains customary representations and warranties of the Company, MTS and the Buyer.

Buyer has obtained a buyer-side representation and warranty insurance policy, at Buyer’s expense, that will serve as the primary source of recovery for certain covered breaches of the representations and warranties in the Purchase Agreement, subject to the policy’s retention, terms, conditions and exclusions.

In connection with the Sale, the Company has agreed to certain non-competition and non-solicitation restrictions for a period of 36 months following the closing date, subject to certain carve-outs, including permitting the Company to engage in activities conducted by the Company’s subsidiaries Myers Tire Supply International, Inc., an Ohio corporation, Myers de El Salvador S.A. de C.V., an El Salvadoran corporation, Orientadores Comerciales S.A., a Guatemalan corporation, Myers de Panama S.A., a Panamanian corporation, and Myers TSCA, S.A., a Panamanian corporation (solely within their respective jurisdictions), and Patch Rubber Company, a North Carolina corporation.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The Purchase Agreement has been attached as an exhibit to this report in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other information about the Company, MTS, the Buyer, or their respective subsidiaries and affiliates. The covenants, representations and warranties contained in the Purchase Agreement were made only for purposes of the Purchase Agreement and, in the case of representations and warranties, as of specific dates, may be subject to a contractual standard of materiality different from what a shareholder might view as material, may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts, may have been qualified by or subject to certain disclosures and exceptions not reflected in the Purchase Agreement and generally were for the benefit of the parties to the Purchase Agreement. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, MTS, the Buyer, or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.

Item 7.01 Regulation FD Disclosure.

On August 31, 2026, the Company issued a press release announcing the execution of the Purchase Agreement. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Furthermore, the information in this Item 7.01 and Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act, except as may be expressly set forth by specific reference in such filing.

Caution on Forward-Looking Statements

Statements in this Current Report on Form 8-K and accompanying press release include “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including information regarding the Company’s financial outlook, future plans, objectives, business prospects and anticipated financial performance. Forward-looking statements can be identified by words such as “will,” “believe,” “anticipate,” “expect,” “estimate,” “intend,” “plan,” or variations of these words, or similar expressions. These forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company’s current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, these statements inherently involve a wide range of uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. The Company’s actual actions, results, and financial condition may differ materially from what is expressed or implied by the forward-looking statements.

Specific factors that could cause such a difference on our business, financial position, results of operations and/or liquidity include, without limitation, raw material availability, increases in raw material costs, or other production costs; risks associated with our strategic growth initiatives or the failure to achieve the anticipated benefits of such initiatives; unanticipated downturn in business relationships with customers or their purchases; competitive pressures on sales and pricing; changes in the markets for the Company’s business segments; changes in trends and demands in the markets in which the Company competes; operational problems at our manufacturing facilities or unexpected failures at those facilities; future economic and financial conditions in the United States and around the world, including the impacts of U.S. and foreign tariff policies; inability of the Company to meet future capital requirements; claims, litigation and regulatory actions against the Company; changes in laws and regulations affecting the Company; unforeseen events, including natural disasters, unusual or severe weather events and patterns, public health crises, geopolitical crises, and other catastrophic events; our ability to successfully execute our announced intended divestiture of the Myers Tire Supply business; and other risks and uncertainties detailed from time to time in the Company’s filings with the SEC, including without limitation, the risk factors disclosed in Item 1A, “Risk Factors,” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. Given these factors, as well as other variables that may affect our operating results, readers should not rely on forward-looking statements, assume that past financial performance will be a reliable indicator of future performance, nor use historical trends to anticipate results or trends in future periods. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. The Company expressly disclaims any obligation or intention to provide updates to the forward-looking statements and the estimates and assumptions associated with them.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

2.1*	Membership Interest Purchase Agreement, dated as of August 31, 2026, by and among Myers Industries, Inc., Myers Tire Supply, LLC and TAPS Holdings, LLC.
99.1	Press Release, dated August 31, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Pursuant to Item 601(a)(5) of Regulation S-K, schedules and exhibits have been omitted from this filing. The registrant agrees to furnish the Securities and Exchange Commission on a supplemental basis a copy of any omitted schedule or exhibit on a confidential basis upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myers Industries, Inc.

Date:	August 31, 2026	By:	/s/ Samantha Rutty
Samantha Rutty Executive Vice President and Chief Financial Officer